Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT
                    As adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

I, E. Gerald Kay, the Chief Executive Officer of Integrated BioPharma, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Amendment No. 1 to Annual Report on Form 10-KSB/A of the Company for the annual period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 9, 2004               By: /s/ E. Gerald Kay
                                        ---------------------
                                        E. Gerald Kay
                                        Chief Executive Officer